SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 21, 2015

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

927 Thompson Place
Sunnyvale, CA  94085
(Address of principal executive offices)

Rene A. Schena
927 Thompson Place
Sunnyvale, CA  94085
(Name and address of agent for service)
408-744-1331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – Other Events

SUNNYVALE, California – September 21, 2015 – Arrayit Corporation filed a Certificate of Amendment to Articles of Incorporation for Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock) to increase authorized shares.  Article V Capital Stock has been amended to read as follows:

Number and Designation.  The total number of shares of all classes that this Corporation shall have authority to issue shall be 980,000,000, of which 960,000,000 shall be shares of common stock, par value $.0.001 per share (“Common Stock”) , and 20,000,000 shall be shares of preferred stock, par value $.0.001 per share (“Preferred Stock”).

Stockholders entitled to exercise voting power of 561,100,050 shares in the corporation (57%) voted in favor of this amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: September 21, 2015	By:	/s/ Rene A. Schena
Name: Rene A. Schena
Title: Chief Executive Officer